                                                                 Exhibit 4.24

                     FIFTH AMENDMENT TO THE
                   FOURTH AMENDED AND RESTATED
            REVOLVING CREDIT AND TERM LOAN AGREEMENT

   This FIFTH AMENDMENT to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 15, 1997 (the "Amendment"), by and among (a) Griffith Consumers Company, Carl King, Inc., and Shore Stop Corporation, each a Delaware corporation, (collectively, the "Borrowers"),
(b) BankBoston, N.A. (formerly known as The First National Bank of Boston), The Travelers Insurance Company, The Travelers Indemnity Company, Senior Debt Portfolio, Riggs Bank N.A., CypressTree Investment Management Company, Inc. ("CypressTree"), CypressTree Investment Partners I, Ltd. ("CypressTree I"), and Deeprock & Company (collectively, the "Banks"), and (c) BankBoston, N.A. as agent for the Banks (the "Agent").

   WHEREAS, the Borrowers, the Banks and the Agent are parties to that certain Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 8, 1996 (as amended and in effect prior to giving effect to this Amendment, the "Credit Agreement"); and

   WHEREAS, the Borrowers have requested and the Banks have agreed, subject to the terms and conditions set forth herein, to temporarily increase the Total Commitment; and

   WHEREAS, the Borrowers have requested and the Banks have agreed, subject to the terms and conditions set forth herein, to modify certain other provisions of the Credit Agreement;

   NOW, THEREFORE, the Borrowers, the Banks and the Agent hereby covenant and agree as follows:

   Section 1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

   Section 2. Amendment to the Credit Agreement.

   (a) Section 1.1 (Definitions) of the Credit Agreement is hereby amended by deleting the definitions of the terms "Additional Note Maturity Date", "Overadvance Amount" and "Overadvance Expiration Date" in their entirety and substituting the following respective definitions for such terms and by inserting in the appropriate alphabetical order the definition of "Participant" set forth below:

   Additional Note Maturity Date, March 31, 1998.

            Overadvance Amount. (a) For the period from December 15, 1997, through the Overadvance Expiration Date, $1,000,000 and (b) at all other times, $0; provided that if at any time prior to the Overadvance Expiration Date, the $1,000,000 participating interest in the Revolving Credit Loans purchased by the Participant pursuant to the terms of that certain Participation Agreement dated as of December 15, 1997 among the Participant and each Bank listed on Schedule 1(a) hereto does not remain fully funded or the Participant is not in compliance with its obligations under such Participation Agreement, the Overadvance Amount shall immediately and automatically be reduced to $0.

            Overadvance Expiration Date. March 31, 1998.

            Participant. The Company identified or defined in the Participation Agreement dated as of December 15, 1997, or its affiliate, which is a party to that certain Participation Agreement dated as of December 15, 1997 among such entity and each Bank listed on Schedule 1(a) hereto.

     (b) Section 2.1(a) of the Credit Agreement is hereby amended by replacing clause (ii) in the first sentence thereof with the following:

     (ii)   the sum of the Borrowing Base plus the Overadvance Amount.

     (c)    Section 2.4 of the Credit Agreement is hereby amended as follows:

            (i) by deleting the first sentence thereof in its entirety and substituting the following sentence therefor:

     The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit H hereto dated as of the Closing Date and completed with the appropriate insertions in the aggregate principal amount of $13,000,000 (each such promissory note, a "Revolving Credit Note"), and by separate additional promissory notes of the Borrowers in substantially the form of Exhibit H-1 hereto dated as of December 15, 1997 and completed with appropriate insertions in the aggregate principal amount of $3,000,000 (with the term "Revolving Credit Note" also including such additional promissory notes until they have been paid in full).

            (ii) by deleting the phrase "One Revolving Credit Note" from the beginning of the second sentence thereof and replacing it with the phrase "Revolving Credit Notes"

     (d) The undersigned hereby re-confirm the amendment to Section 3.2 of the Credit Agreement made in the First Amendment as follows: Section 3.2 of the Credit Agreement is hereby amended by (1) replacing the word "and" between clauses (i) and (ii) thereof with a comma and (2) replacing clause
(ii) in the first sentence thereof with the following:

     (ii) the sum of the Borrowing Base plus the Overadvance Amount, or (iii) the amount permitted to be outstanding pursuant to Section 4.09 of the Indenture dated as of December 15, 1994, among the Borrowers, Frederick and The Bank of New York as successor trustee, as amended,

     (e) The undersigned hereby re-confirm the amendment to Section 5.1.1 of the Credit Agreement made in the First Amendment as follows: Section 5.1.1 of the Credit Agreement is hereby amended by replacing clause (B) at the end of the first proviso of the first sentence thereof with the following:

     (B) the sum of the Borrowing Base plus the Overadvance Amount,

     (f) Section 9.4 of the Credit Agreement is hereby amended by deleting the last paragraph thereof which was inserted pursuant to the First Amendment to the Credit Agreement and by adding the following new paragraph at the end of such section:

     In addition, during the period from December 15, 1997 through the Additional Note Maturity Date, the Borrowers will deliver to each of the Banks, simultaneously with the delivery of each of the Borrowing Base Reports referred to in subsection (d) above during such period, a Borrowing Base Report calculated in accordance with the definition of "Borrowing Base" in the Subordinated Debt Documents.

     (g) Schedule 1(a) (Revolving Credit Commitment; Revolving Credit Commitment Percentage) to the Credit Agreement is hereby deleted in its entirety and Schedule 1(a) attached hereto is substituted therefor.

     (h) Exhibit H-1 to the Credit Agreement is hereby deleted in its entirety and Exhibit H-1 attached hereto is substituted therefor.

     Section 3. Additional Notes. The Borrowers shall execute and deliver to each of the Banks listed on Schedule 1(a) to the Credit Agreement an Additional Note in the form of Exhibit H-1 referred to in Section 2(h) hereof (each, an "Additional Note") in an amount equal to such Bank's Revolving Credit Commitment Percentage of $3,000,000.

     Section 4. Participation Agreement. The Borrowers, each of the Parent, Frederick and Regent Transport, the Agent and each Bank (a) acknowledge that as a condition precedent to the effectiveness of this Amendment, the Banks which are listed on Schedule 1(a) to the Credit Agreement (the "Revolving Credit Banks") and the Participant (such term as used in this Amendment shall be defined as set forth in Section 2 above) are entering into a Participation Agreement in the form attached hereto as Exhibit A (as so executed and delivered by such parties, the "Participation Agreement") and consent to such Participation Agreement and (b) agree that notwithstanding anything to the contrary in Section 20.5 of the Credit Agreement, in the event that at any time prior to the Additional Note Maturity Date, the Participant fails to comply with the terms of the Participation Agreement or keep its participating interest purchased thereunder fully funded, the Revolving Credit Commitment of each Revolving Credit Bank shall immediately and automatically be reduced by such Revolving Credit Bank's Revolving Credit Commitment Percentage of $3,000,000.

    Section 5. Conditions to Effectiveness to Amendment. This Amendment shall become effective upon satisfaction of the following conditions precedent on the Amendment Closing Date:

    (a) receipt by the agent of this Amendment, executed and delivered by each of the Borrowers, the Agent and the Banks;

    (b) receipt by each of the Revolving Credit Banks of the Additional Note payable to such Bank, executed by the Borrowers;

    (c) receipt by the Agent of an opinion of counsel to the Borrowers, in form and substance satisfactory to the Agent;

    (d) receipt by the Revolving Credit Banks of a Participation Agreement substantially in the form of Exhibit A attached hereto executed by the Participant and the Revolving Credit Banks and evidence that the Participant has purchased the participating interests contemplated thereby;

    (e) receipt by the Agent of an opinion of counsel to the Participant in form and substance satisfactory to the Revolving Credit Banks;

    (f) a certificate of the Secretary of State of Delaware as to the legal existence and good standing of each Borrower;

    (g) a certificate of an officer of each of the Borrowers certifying as to (i) no changes to such Borrower's charter and bylaws since July 8, 1996,
(ii) the resolutions of the Board of Directors of such Borrower authorizing and approving the execution, delivery and performance of this Amendment, the Additional Notes, and the other documents contemplated hereby and (iii) the incumbency and signature of officers authorized to execute and deliver this Amendment and the other documents contemplated hereby;

     (h) payment of an amendment fee in the amount of $30,000 for the pro rata account of each Revolving Credit Bank in accordance with each Revolving Credit Bank's Revolving Credit Commitment Percentage; and

     (i) receipt by the Agent of (i) a Borrowing Base Report dated as of the date hereof pursuant to the Credit Agreement and (ii) a Borrowing Base Report dated as of the date hereof calculated in accordance with the definition of "Borrowing Base" in the Subordinated Debt Documents.

     Section 6. Affirmation of the Borrowers. Each of the Borrowers hereby affirms all of its obligations under the Credit Agreement, as amended hereby, and the Notes and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement, as amended hereby. Each of the Borrowers hereby represents, warrants and confirms that the Obligations, as amended hereby, are and remain secured pursuant to the Security Documents.

     Section 7. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Banks and the Agent as follows:

     (a) Representations and Warranties. The representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made. The representations and warranties contained in
Section 8 of the Credit Agreement, after giving effect to this Amendment, are true and correct on the date hereof, except (i) for those representations and warranties which relate specifically to a particular date, which representations and warranties were true and correct as of such date and (ii) as otherwise disclosed in writing by the Borrowers to each of the Banks and the Agent subsequent to the Closing Date.

     (b) Authority. The execution and delivery by each Borrower of this Amendment and the Additional Notes, and the performance by each Borrower of this Amendment the Additional Notes and the Credit Agreement, as amended hereby, (i) are within the corporate authority of such Borrower, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, and (iv) do not conflict with any provision of the corporate charter or bylaws of such Borrower or any agreement or other instrument binding upon such Borrower.

     (c) Enforceability. This Amendment, the Additional Notes and the Credit Agreement, as amended hereby, are valid and legally binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms and provisions, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

    (d) No Default. No Default or Event of Default exists or will exist after giving effect to the execution and delivery of this Amendment.

   SECTION 8. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and the terms and conditions of the Credit Agreement as amended hereby and the other Loan Documents remain in full force and effect.

   SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

  SECTION 10. Miscellaneous. This Amendment shall be deemed to be a contract under seal under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment, including reasonable legal fees.

   IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                       GRIFFITH CONSUMERS COMPANY



                                       By: /s/ Raymond R. McKenzie
                                           --------------------------------
                                           Title:  Vice President -- Finance
                                           Secretary & Treasurer

                                       CARL KING, INC.



                                       By: /s/ Raymond R. McKenzie
                                           --------------------------------
                                           Title:  Vice President

                                       SHORE STOP CORPORATION



                                       By: /s/ Raymond R. McKenzie
                                           --------------------------------
                                           Title:  Vice President


                                       BANKBOSTON, N.A. (formerly known as
                                       The First National Bank of Boston),
                                       individually and as Agent


                                       By: /s/ illegible
                                           --------------------------------
                                           Title:


                                       THE TRAVELERS INSURANCE COMPANY



                                       By: /s/ illegible
                                           --------------------------------
                                           Title:


                                       THE TRAVELERS INDEMNITY COMPANY



                                       By: /s/ illegible
                                           --------------------------------
                                           Title:

                                     SENIOR DEBT PORTFOLIO

                                     By:  Boston Management and Research,
                                          as Investment Adviser



                                     By:          /s/  illegible
                                        ---------------------------------
                                        Title:

                                     RIGGS BANK N.A.

                                     By:          /s/ illegible
                                         --------------------------------
                                         Title:

                                     CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC.
                                     As: Attorney-in-Fact and on behalf of
                                     First Allmerica Life Insurance Company


                                     By:          /s/ illegible
                                        ---------------------------------
                                        Title:

                                     CYPRESSTREE INVESTMENT
                                     PARTNERS I,LTD.
                                     By: CypressTree Investment
                                     Management Company, Inc.,
                                     as Portfolio Manager


                                     By:          /s/ illegible
                                        ----------------------------------
                                        Title:

                                     DEEPROCK & COMPANY

                                     By: Eaton Vance Management, as
                                     Investment Advisor


                                     By:          /s/  illegible
                                        ----------------------------------
                                        Title:

Each of the undersigned hereby (i) acknowledges the provisions of the foregoing Amendment and (ii) ratifies and confirms all of its obligations under each of the Loan Documents to which it is a party.


                                      GRIFFITH HOLDINGS, INC.



                                      By: /s/ Mike Shein
                                          ---------------------------------
                                          Title: Vice President



                                      FREDERICK TERMINALS, INC.



                                      By: /s/ Raymond R. McKenzie
                                          ---------------------------------
                                          Title:



                                      REGENT TRANSPORT, INC.



                                      By: /s/ Raymond R. McKenzie
                                          --------------------------------
                                          Title:

                                    SCHEDULE 1(a)

                               Revolving Credit Commitment;
                          Revolving Credit Commitment Percentage

For the period from December 15, 1997 to but excluding the Additional Note Maturity Date:


                                    Revolving
                     Revolving       Credit
                      Credit        Commitment
    Bank             Commitment     Percentage
    ----             ----------     ----------
BankBoston, N.A.     $10,461,536     65.3846%
Riggs Bank N.A.      $ 5,538,464     34.6154%
                     -----------     -------
                     $16,000,000     100%


For the period from and including the Additional Note Maturity Date through the Revolving Credit Maturity Date:


                                    Revolving
                     Revolving       Credit
                      Credit        Commitment
    Bank             Commitment     Percentage
    ----             ----------     ----------
BankBoston, N.A.     $ 8,500,000     65.3846%
Riggs Bank N.A.      $ 4,500,000     34.6154%
                     -----------     -------
                     $13,000,000     100%

                                                                    EXHIBIT H-1

                                    FORM OF
                                  ADDITIONAL
                             REVOLVING CREDIT NOTE


$________                                                  As of _____________

     FOR VALUE RECEIVED, the undersigned GRIFFITH CONSUMERS COMPANY, a Delaware corporation ("Griffith), CARL KING, INC., a Delaware corporation ("King") and SHORE STOP CORPORATION, a Delaware corporation ("SSC" and together with Griffith and King and their respective successors in title and assigns, hereinafter called the "Borrowers"), hereby jointly and severally promise to pay to the order of __________, (hereinafter together with its successors in title and assigns, called the "Bank"), at the Agent's Head Office:

          (a) prior to or on the Additional Note Maturity Date (as defined in the Credit Agreement referred to below), the principal amount of ______ Dollars ($__) or, if less, the amount by which the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowers plus the amount of the Bank's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the Borrowers pursuant to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 8, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrowers, the Bank, certain other lending institutions from time to time listed on Schedule 1 thereto and the Agent, exceeds the Bank's Revolving Credit Commitment as in effect immediately after the Additional Note Maturity Date; and

          (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which all principal amounts owing hereunder are paid in full at the times and at the rate provided in the Credit Agreement.

     This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

   The Borrowers irrevocably authorize the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

   The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

   If any one or more of the Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

   No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

   The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

   THIS NOTE AND THE JOINT AND SEVERAL OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF

THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21 OF
THE CREDIT AGREEMENT. THE BORROWERS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the Borrowers have caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

                                 GRIFFITH CONSUMERS COMPANY


                                 By: /s/ Raymond R. McKenzie
                                     -----------------------------------
                                     Title:


                                 CARL KING, INC.


                                 By: /s/ Raymond R. McKenzie
                                     -----------------------------------
                                     Title:


                                 SHORE STOP CORPORATION


                                 By: /s/ Raymond R. McKenzie
                                     ----------------------------------
                                     Title:

--------------------------------------------------------------------------------
                                   Amount of         Balance of
                  Amount         Principal Paid       Principal       Notation
     Date         of Loan          or Prepaid           Unpaid        Made by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               PARTICIPATION AGREEMENT

     This PARTICIPATION AGREEMENT is between BANKBOSTON, N.A. AND RIGGS BANK N.A. (the "Lenders") and CHARTWELL INVESTMENTS, INC., (the "Participant") dated as of December __, 1997.

     Each of the Lenders have entered into a Fourth Amended and Restated Revolving Credit Agreement and Term Loan Agreement dated as of July 8, 1996, (as amended or supplemented from time to time, the "Credit Agreement") by and among (a) Griffith Consumers Company, Carl King, Inc., and Shore Stop Corporation, each a Delaware corporation, (collectively, the "Borrowers"),
(b) BankBoston, N.A., The Travelers Insurance Company, The Travelers Indemnity Company, Senior Debt Portfolio, Riggs Bank N.A., CypressTree Investment Management Company, Inc., CypressTree Investment Partners I, Ltd., and Deeprock & Company (collectively, the "Banks"), and (c) BankBoston, N.A. as agent for the Bank (the "Agent"). Capitalized terms used in this Agreement without definition shall have the meanings assigned to them in the Credit Agreement.

    Pursuant to the terms of the Credit Agreement, the Lenders have made and may in the future make Revolving Credit Loans to the Borrower. The aggregate Indebtedness of the Borrower to the Lenders in respect of the Revolving Credit Loans is hereinafter referred to as the "Borrower's Indebtedness".

    The Participant hereby agrees to purchase from the Lenders and the Lenders agree to sell to the participant participating interest in the Revolving Credit Loans heretofore or hereafter made under the Credit Agreement (the "Loans") subject to the terms hereof. The Participant's participating interest hereunder shall be in the aggregate amount of $1,000,000, which shall be comprised of a $653,846 interest to be purchased from BankBoston, N.A. and a $346,154 interest to be purchased from Riggs Bank N.A. Such participating interests are to be sold by the Lenders and purchased by the Participant for its account and risk, on the following terms and conditions:

    1. Participation.

          1.1. Nature of Participation. The participant shall purchase on the date hereof from BankBoston, N.A. a participating interest in $653,846 of the Revolving Credit Loans funded by BankBoston, N.A. The Participant shall purchase on date hereof from Riggs Bank N.A. a participating interest in $346,154 of the Revolving Credit Loans funded by Riggs Bank N.A. Such participating interests so purchased shall at all times be in respect of the fully funded portion of the Revolving Credit Loans and except as specifically set forth herein, the Participant's interest in the Revolving Credit Loans shall remain fully funded until such time as all other Revolving Credit Loans and the Term Loans have been irrevocably repaid in full.

    1.2. Exclusions from Participation. The Participant shall have no interest in any Loans or fees provided for in the Credit Agreement, other than as specifically set forth herein.

    1.3. Voting Rights. The Participant shall have no voting rights as a result of its participating interest, nor shall it be allowed to direct the Lenders in their voting.

    1.4. Interest. The Participant shall be paid interest on that portion of the Revolving Credit Loans funded by the Participant at the same rate applicable to the Revolving Credit Loans and subject to the same payment terms as set forth in the Credit Agreement for the other Revolving Credit Loans. The Participant is not entitled to receive any portion of the commitment fee payable pursuant to Section 2.2 of the Credit Agreement.

    1.5. Repayment. Notwithstanding anything to the contrary set forth in the Credit Agreement, no payments received by the Agent or any Bank in respect of the Revolving Credit Loans and no proceeds of any Collateral received by the Agent or any Bank shall be applied to repay the Revolving Credit Loans funded by the Participant pursuant to this Participation Agreement until such time as all Term Loans and all other Revolving Credit Loans have been irrevocably paid in full. In the event that those Revolving Credit Loans funded by the Participant are the only remaining Revolving Credit Loans outstanding under the Credit Agreement, any amounts received by any Bank or the Agent which otherwise, in the absence of the agreement set forth in this Section 1.5, would be applied to repay the Revolving Credit Loans shall be deemed to be a repayment of the Term Loans and shall be so applied as provided in the Credit Agreement. This section is for the benefit of all of the Banks and all of the Banks are entitled to rely hereon.

    1.6. Repurchase of participation Interests. Subject to the conditions set forth herein, on March 31, 1998, each of the Lenders shall repurchase from the Participant the participating interest sold to the Participant by such Lender hereunder for a price equal to the then outstanding principal amount of such participating interest in the Revolving Credit Loans plus accrued and unpaid interest thereon; provided that no Lender shall have any obligation to make such repurchase unless (a) the aggregate outstanding principal amount of the Revolving Credit Loans on such date, after giving effect to such repurchase, does not exceed the lesser of (i) the Total Commitment as reduced on such date to an amount equal to $13,000,000 or less and (ii) the Borrowing Base and (b) no Default or Event of Default under the Credit Agreement is then continuing. If the conditions to such repurchase are not satisfied on March 31,1998, each Lender shall repurchase the interest sold to the Participant by such Lender on the fifth Business Day following the date on which such conditions are satisfied, provided that such conditions continue to be satisfied on date of such repurchase. The Lenders' obligations under this Section 1.6 are several and no Lender shall have any liability or obligation with respect to the failure by the other Lender to fulfill its obligation hereunder.

1.7 Amendment Fee. Upon the effectiveness of this Participation Agreement and the funding by the Participant of the Revolving Credit Loans purchased by it hereunder, BankBoston, N.A. and Riggs Bank N.A. shall pay to the Participant a portion of the amendment fee paid to the Revolving Credit Banks pursuant to the Fifth Amendment of the Credit Agreement as follows:
BankBoston, N.A. shall pay to the Participant a portion of such fee equal to $6,538.46 and Riggs Bank, N.A. shall pay to the Participant a portion of such fee equal to $3,461.54.

2. Payments to Lenders by Participant. On the date hereof, the Participant shall pay to each Lender in immediately available funds the principal amount of the Revolving Credit Loans purchased from such Lender. The Lenders shall be entitled to retain all payments of interest accrued on such Revolving Credit Loans prior to the date hereof.

3. Restrictions on Actions of Lenders. The Lenders may, in their reasonable discretion and without the consent of the Participant, give or withhold waivers, consents and approvals, amend the Credit Agreement, and the other Loan Documents, and exercise or refrain from exercising rights and take or refrain from taking, action with respect to the Loans and the Loan Documents and shall have no liability whatsoever to the Participant in connection therewith or in connection with the consequences thereof. The Lenders agree, however, that they will not amend any provision of the Credit Agreement to reduce the principal amount of the Borrowers' obligations thereunder or to reduce the interest on any of the Revolving Credit Loans without the written consent of the Participant. The Lenders shall, promptly after the Lenders' receipt thereof, provide the Participant with copies of any amendments, consents, or waivers with respect to the Loan Documents.

4. Reimbursement of Lenders. The Participant agrees that it will on demand reimburse the Lenders, to the extent of its participation, for any and all actual out-of-pocket costs, expenses and disbursements which may be incurred or made by the Lenders in connection with the Revolving Credit Loans or Loan Documents and the transactions contemplated thereby and any action which may be taken by the Lenders to collect the amounts owing to the Lenders in connection therewith, only if the Lenders are not reimbursed for such amounts at such time by or on behalf of the Borrowers. The Participant shall not be obligated to reimburse the Lenders for any of the so-called "overhead", incidental and/or routine costs of administering the Loans under the Loan Documents which are not specifically allocable to the Loans or the Loan Documents and which do not entail out-of-pocket expenditures or disbursements by the Lenders.

5. Standard of Care. The Lenders shall endeavor to exercise the same care in administering the Loans, Loan Documents, and any collateral security for the same as they exercise with respect to similar matters in which no participations are allotted by them, and they shall have no further responsibility to the Participant. The Lenders shall not be liable, in the absence of bad faith, for any error of judgment or any action taken by them, and in no event shall the Lenders be liable for consequential damages. Without limiting the foregoing, the Lenders may rely upon the advice of counsel concerning legal matters and upon any written document believed to be genuine and to have been signed and sent by the proper person or persons.

6. Subordination; Lack of Interest in Collateral. The rights of the Participant to receive any Collateral, property, or the proceeds of any Collateral or property or to receive any payment during the continuance of any Default or Event of Default under the Credit Agreement is hereby subordinated to the Obligations owing to the Lenders and the other Banks under the Credit Agreement in which the Participant does not participate.
The Participant shall have no interest in any property as such taken by the Lenders as Collateral for the Borrowers' Indebtedness, the other Obligations of the Borrower or for any other loans or extensions of credit made to or for the Borrowers or any guarantor, or in any property in any

Bank's or the Agent's possession or control, or in any deposit held or other indebtedness owing by the Banks, which may be or become collateral for or otherwise available for payment of the Borrowers' Indebtedness or the other Obligations by reason of the general description of secured obligations contained in any security agreement or other agreement or instrument held by any Bank or the Agent or by reason of the right of set-off, counterclaim or otherwise. Notwithstanding any other provisions of this Agreement, if any such property, deposit or indebtedness or the proceeds thereof shall be applied in reduction of the Obligations, then, after the irrevocable payment in full of all other Obligations owing to the Lenders and the other Banks under the Credit Agreement and the other Loan Documents, whether for principal, interest, fees or otherwise owing in respect of the Revolving Credit Loans and the Term Loans, the Participant shall be entitled to apply such property or proceeds to repay Participant shall be entitled to apply such property or proceeds to repay its actual share of the Borrowers' Indebtedness.

      6.1 Amounts Received by Participant. If the Participant shall at any time receive any amount from or for the account of the Borrowers with respect to the participation (whether by direct payment, setoff, application of proceeds of collateral or otherwise) other than payments of interest contemplated hereby, the Participant shall immediately deliver such amount to the Agent to be applied in accordance with the Credit Agreement and this Participation Agreement and until such amount is so delivered the Participant shall hold such amount in trust for the Agent and the Lenders.

      6.2 No Impairment. Nothing contained in this Agreement shall impair or otherwise affect the obligations of the Borrowers to the Lenders arising under the Credit Agreement, the validity of any guaranty or collateral security in favor of the Lenders or the perfection and priority of any mortgage or security interest in favor of the Lenders.

7. Representations.

      7.1 Representations of Participant. The Participant represents to the Lenders that: it is entering into this Participation Agreement and purchasing its participating interest for investment purposes for its own account; that it has no present intention to and agrees that it will not sell, assign, transfer of otherwise divide its interest in the Participation Agreement or its participating interest; its entering into the Participation Agreement and its making purchases of its participating interests are in accordance with all laws, regulations and statutes affecting or otherwise applicable to it; the Participant is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated under this Participation Agreement; and the Participant's financial condition is such that it is able to bear all economic risks of investment in its participating interest purchased hereunder, including a compete loss of its investments therein. The Lenders have provided the Participant with adequate access to financial and other information concerning the Revolving Credit Loans as requested and the Participant has had the opportunity to ask questions of and receive answers from the Lenders concerning the transactions contemplated by this Agreement and to obtain therefrom any additional information necessary to make an informed decision regarding an investment in the participating interests in the Revolving Credit Loans.

    7.2 Representations of Lenders. The Lenders represent to the Participant that: the Lenders are the legal and beneficial owners of the participating interest being issued to the Participant hereunder; that there exists no encumbrance on such participating interest; and that the Lenders have full power and authority to make the Loans and to issue to the Participant its participating interest in the Loans.

    7.3 Acknowledgment of Independent Analysis. The Participant acknowledges that it has been furnished with a copy of the Credit Agreement and the other documents executed and/or delivered by the Borrowers to the Lenders, the Banks and the Agent in connection therewith. The Lenders make no representation or warranty, and assumes no responsibility, with respect to the due execution, sufficiency, legality, validity, enforceability or collectibility of any Loans, Loan Documents, or any other documents relating thereto, including without limitation any and all collateral Security Documents, or the truth or correctness of any representations, statements, or certificates made by the Borrowers in connection with any of the foregoing. The Participant's decision to purchase its participating interests hereunder is based upon its own independent analysis and evaluation of the Borrowers and its financial position, and the Participant has not relied on any investigation or analysis conducted by Lenders or on any advice or communication by the Lenders. The Lenders assume no responsibility for the financial condition of the Borrowers or the performance of the Borrowers' obligations. The Lenders agree to furnish to the Participant copies of such documents as the Lenders shall receive in connection with the Loans as the Participant may request. The Lenders assume no responsibility with respect to the truth, correctness, authenticity, legality, validity or enforceability thereof.

   8. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

   IN WITNESS WHEREOF, the Lenders and the Participant have executed this Agreement on the date set forth above.

              PARTICIPANT: CHARTWELL INVESTMENTS,
                           INC.

                           By: /s/ Mike Shein
                               ----------------------------------
                           Name:
                           Title:

                LENDERS:

                           BANKBOSTON, N.A.

                           By: /s/ illegible
                               ----------------------------------
                           Name:
                           Title:

                           RIGGS BANK N.A.

                           By: /s/ illegible
                               ----------------------------------
                           Name:
                           Title:

                                       SENIOR DEBT PORTFOLIO

                                       By:  Boston Management and Research
                                            as Investment Adviser



                                       By: /s/ illegible
                                           -------------------------------
                                        Title:



                                       RIGGS BANK N.A.



                                       By: /s/ illegible
                                           -------------------------------
                                        Title:



                                       CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC.
                                       As: Attorney-in-Fact and on behalf of
                                       First Allmerica Life Insurance Company



                                       By: /s/ illegible
                                           -------------------------------
                                        Title:



                                       CYPRESSTREE INVESTMENT
                                       PARTNERS I, LTD.
                                       By: CypressTree Investment
                                       Management Company, Inc.,
                                       as Portfolio Manager



                                       By: /s/ illegible
                                           -------------------------------
                                        Title:



                                       DEEPROCK & COMPANY

                                       By:  Eaton Vance Management, as
                                       Investment Advisor



                                       By: /s/ illegible
                                           -------------------------------
                                        Title:

Each of the undersigned hereby (i) acknowledges the provisions of the foregoing Amendment and (ii) ratifies and confirms all of its obligations under each of the Loan Documents to which it is a party.


                                   GRIFFITH HOLDINGS, INC.

                                   By: /s/ Mike Shein
                                       ------------------------------------
                                     Title:

                                   FREDERICK TERMINALS, INC.

                                   By: /s/ Raymond R. McKenzie
                                       -------------------------------------
                                     Title: Secretary, Treasurer & Director

                                   REGENT TRANSPORT, INC.

                                   By: /s/ Raymond R. McKenzie
                                       -------------------------------------
                                     Title: Vice President & Director

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                       GRIFFITH CONSUMERS COMPANY



                                       By: /s/ Raymond R. McKenzie
                                          ---------------------------------
                                        Title: Vice President--Finance
                                               Secretary & Treasurer



                                       CARL KING, INC.



                                       By: /s/ Raymond R. McKenzie
                                          ---------------------------------
                                        Title: Vice President



                                       SHORE STOP CORPORATION



                                       By: /s/ Raymond R. McKenzie
                                          ---------------------------------
                                        Title: Vice President


                                       BANKBOSTON, N.A. (formerly known
                                       as The First National Bank Of Boston),
                                       individually and as Agent



                                       By: /s/ illegible
                                          ---------------------------------
                                        Title:



                                       THE TRAVELERS INSURANCE
                                       COMPANY



                                       By: /s/ illegible
                                          ---------------------------------
                                        Title:



                                       THE TRAVELERS INDEMNITY
                                       COMPANY



                                       By: /s/ illegible
                                          ---------------------------------
                                        Title:

                                ADDITIONAL
                           REVOLVING CREDIT NOTE

$1,961,538                                           as of December ____, 1997


   FOR VALUE RECEIVED, the undersigned GRIFFITH CONSUMERS COMPANY, a Delaware corporation ("Griffith"), CARL KING, INC., a Delaware corporation ("King") and SHORE STOP CORPORATION, a Delaware corporation ("SSC" and together with Griffith and King and their respective successors in title and assigns, hereinafter called the "Borrowers"), hereby jointly and severally promise to pay to the order of BankBoston, N.A., (hereinafter together with its successors in title and assigns, called the "Bank"), at the Agent's Head
Office:

            (a) prior to or on the Additional Note Maturity Date (as defined in the Credit Agreement referred to below), the principal amount of One Million Nine Hundred Sixty-One Five Hundred Thirty-Eight Dollars ($1,961,538) or, if less, the amount by which the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowers plus the amount of the Bank's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the Borrowers pursuant to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 8, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrowers, the Bank, certain other lending institutions form time to time listed on Schedule 1 thereto and the Agent, exceeds the Bank's Revolving Credit Commitment as in effect immediately after the Additional Note Maturity Date; and

            (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which all principal amounts owing hereunder are paid in full at the times and at the rate provided in the Credit Agreement.

   This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

    The Borrowers irrevocably authorize the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

    The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

    If any one or more of the Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

    No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

    The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and asset to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

    THIS NOTE AND THE JOINT AND SEVERAL OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SETTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21 OF THE CREDIT AGREEMENT. THE BORROWERS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

    This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

   IN WITNESS WHEREOF, each of the Borrowers have caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

                             GRIFFITH CONSUMERS COMPANY

                             By: /s/ Raymond R. McKenzie
                                 ------------------------------------
                                 Title:

                             CARL KING, INC.

                             By: /s/ Raymond R. McKenzie
                                 ------------------------------------
                                 Title:

                             SHORE STOP CORPORATION

                             By: /s/ Raymond R. McKenzie
                                 ------------------------------------
                                 Title:

--------------------------------------------------------------------------------
                                   Amount of         Balance of
                  Amount         Principal Paid       Principal       Notation
     Date         of Loan          or Prepaid           Unpaid        Made by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  ADDITIONAL
                            REVOLVING CREDIT NOTE

$1,038,462                                             as of December __, 1997

    FOR VALUE RECEIVED, the undersigned GRIFFITH CONSUMERS COMPANY, a Delaware corporation ("Griffith"), CARL KING, INC., a Delaware corporation ("King") and SHORE STOP CORPORATION, a Delaware corporation ("SSC" and together with Griffith and King and their respective successors in title and assigns, hereinafter called the "Borrowers"), hereby jointly and severally promise to pay to the order of Riggs Bank N.A., (hereinafter together with its successors in title and assigns, called the "Bank"), at the Agent's Head
Office:

         (a) prior to or on the Additional Note Maturity Date (as defined in the Credit Agreement referred to below), the principal amount of One Million Thirty-Eight Thousand Four Hundred Sixty-Two Dollars ($1,038,462) or, if less, the amount by which the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowers plus the amount of the Bank's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the Borrowers pursuant to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 8, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrowers, the Bank, certain other lending institutions from time to time listed on Schedule 1 thereto and the Agent, exceeds the Banks Revolving Credit Commitment as in effect immediately after the Additional Note Maturity Date; and

         (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which all principal amounts owing hereunder are paid in full at the times and at the rate provided in the Credit Agreement.

    This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

   The Borrowers irrevocably authorize the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of an interest on this Note when due.

   The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

   If any one or more of the Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

   No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

   The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

    THIS NOTE AND THE JOINT AND SEVERAL OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE IF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21 OF THE CREDIT AGREEMENT. THE BORROWERS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

    This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, each of the Borrowers have caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


                                       GRIFFITH CONSUMERS COMPANY



                                       By: /s/ Raymond R. McKenzie
                                          -----------------------------------
                                          Title:



                                       CARL KING, INC.



                                       By: /s/ Raymond R. McKenzie
                                          -----------------------------------
                                          Title:



                                       SHORE STOP CORPORATION



                                       By: /s/ Raymond R. McKenzie
                                          -----------------------------------
                                          Title:

--------------------------------------------------------------------------------
                                   Amount of         Balance of
                  Amount         Principal Paid       Principal       Notation
     Date         of Loan          or Prepaid           Unpaid        Made by:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       5
